                                                                    EXHIBIT 99.3


CASE NAME:    Coho Energy, Inc., ET AL

CASE NUMBER:  02-31189-HCA-11                          Monthly Operating Report

JUDGE:        Harold C. Abramson                       ACCRUAL BASIS




             -            UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

COHO ENERGY, INC.                                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 1
BALANCE SHEETS (IN 000'S)
JUNE 30, 2002


                                                    SOFA        FEB 28,       MAR 31,        APR 30,        MAY 31,       JUNE 30,
                                                  SCHEDULE       2002          2002           2002           2002           2002
                                                 ---------     ---------     ---------      ---------      ---------      ---------
                               ASSETS

CURRENT  ASSETS
      Cash and cash equivalents                      7,810     $   9,023     $  10,655      $  11,246      $  11,635      $  12,917
      Cash in escrow                                    25            25            25             26             26             26
      Accounts receivable                            7,495         7,231         8,135          8,801          9,738         12,108
      Other current assets                              32         1,001           930          1,025            986            954
      Accrued unrealized gains derivatives              --         2,225            37             37             37              4
                                                 ---------     ---------     ---------      ---------      ---------      ---------
                                                    15,362        19,505        19,782         21,135         22,422         26,009

PROPERTY  AND  EQUIPMENT                           335,561       331,674       330,808        330,378        329,845        329,371

INVESTMENT IN SUBSIDIARIES                              --           260           260             59             58             54

OTHER  ASSETS                                           82        22,692           111            112            104             89
                                                 ---------     ---------     ---------      ---------      ---------      ---------

                                                 $ 351,005     $ 374,131     $ 350,961      $ 351,684      $ 352,429      $ 355,523
                                                 =========     =========     =========      =========      =========      =========



                          LIABILITIES AND
                        SHAREHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
      CURRENT LIABILITIES
      Accounts payable, principally trade               --           485           712            874            744          2,075
      Accrued liabilities and other payables            --         2,559         4,426          4,402          4,697          4,383
      Accrued interest payable                          --           681         1,034          1,354          1,278          1,596
      Accrued unrealized losses derivatives             --           165           506            506            506            834
      Current portion of long term debt                 --            --            --             --             --             --
                                                 ---------     ---------     ---------      ---------      ---------      ---------
                                                         0         3,890         6,678          7,136          7,225          8,888

LIABILITIES SUBJECT TO COMPROMISE
      Accounts payable, principally trade            5,644     $   4,928     $   5,771      $   5,821      $   5,800      $   5,679
      Accrued liabilities and other payables         1,032         1,588           944            949            687            688
      Accrued interest payable                       2,303            --            --             --             --             --
      Current portion of long term debt            327,797       316,934       327,679        327,482        327,482        326,388
                                                 ---------     ---------     ---------      ---------      ---------      ---------
                                                   336,776       323,450       334,394        334,252        333,969        332,755

LONG  TERM  DEBT                                        --            --            --             --             --             --

DEFERRED  INCOME  TAXES                                 --            --            --             --             --             --
                                                 ---------     ---------     ---------      ---------      ---------      ---------

                                                   336,776       327,340       341,072        341,388        341,194        341,643
                                                 ---------     ---------     ---------      ---------      ---------      ---------

COMMITMENTS AND
      CONTINGENCIES                                  5,550           450           450            450            450            450

OTHER LONG TERM ACCRUED DERIVATIVES                     --           257           397            397            397            397

SHAREHOLDERS' EQUITY
      Prepetition owners' equity                     8,679        47,098        13,771         13,771         13,771         13,771
      Postpetition owners' equity(a)                    --        (1,014)       (4,729)        (4,322)        (3,383)          (738)
                                                 ---------     ---------     ---------      ---------      ---------      ---------
      Total Shareholders' Equity                     8,679        46,084         9,042          9,449         10,388         13,033
                                                 ---------     ---------     ---------      ---------      ---------      ---------

                                                 $ 351,005     $ 374,131     $ 350,961      $ 351,684      $ 352,429      $ 355,523
                                                 =========     =========     =========      =========      =========      =========

(a) Postpetition owners' equity represents earnings subsequent to January 2002, excluding the standby loan prepayment fee expense of $29.3 million, the FAS 133 adjustment related to the gain on standby loan embedded derivative of $10.2 million, the write off of $22.6 million in unamortized debt issuance costs and the write off of $10.7 million in unamortized debt discount.


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.                                      MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 2
STATEMENTS OF OPERATIONS (IN 000'S)                    PAGE 1 OF 3
JUNE 30, 2002



                                                                                                                     YEAR-TO-DATE
                                              JAN 02(a)    FEB 02      MAR 02      APR 02      MAY 02      JUNE 02     06/30/02
                                              ---------   --------    --------    --------    --------    --------   ------------

PRODUCTION/PRICES
     Oil (Bbls/day)                              9,103       9,348       9,115       9,052       9,638       9,210         9,244
     Gas (Mcf/day)                               4,085       4,375       3,986       4,157       3,924       4,013         4,085
     BOE/day *                                   9,783      10,077       9,779       9,745      10,292       9,879         9,925
     Average Oil Price                        $  14.93    $  16.01    $  19.72    $  21.68    $  22.30    $  20.90    $    19.30
     Average Gas Price                        $   2.65    $   2.06    $   2.48    $   3.22    $   3.27    $   3.26    $     2.82
     Average BOE Price                        $  15.00    $  15.74    $  19.39    $  21.51    $  22.13    $  20.81    $    19.14

OPERATING REVENUES
     Oil and gas production                   $  4,549    $  4,442    $  5,877    $  6,290    $  7,058    $  6,168    $   34,384
                                              --------    --------    --------    --------    --------    --------    ----------

     Total operating revenues                    4,549       4,442       5,877       6,290       7,058       6,168        34,384
                                              --------    --------    --------    --------    --------    --------    ----------

OPERATING EXPENSES
     Oil and gas production                      2,187       2,063       2,097       2,022       2,149       2,045        12,563
     Taxes on oil & gas production                 278         263         348         373         415         359         2,036
     General & administrative                      643         490         227         256         304         258         2,178
     Depletion & depreciation                    1,519       1,455       1,539       1,484       1,617       1,505         9,119
     (Gain) Loss on derivatives                   (251)    (10,257)     13,446          11         106        (253)        2,802
                                              --------    --------    --------    --------    --------    --------    ----------


     Total operating expenses                    4,376      (5,986)     17,657       4,146       4,591       3,914        28,698
                                              --------    --------    --------    --------    --------    --------    ----------

OPERATING INCOME                                   173      10,428     (11,780)      2,144       2,467       2,254         5,686

OTHER INCOME & EXPENSES
     Equity in income from subsidiaries             --         200          --          --                      (4)          196
     Interest and other income                      17           3          --          12          (7)          0            25
     Interest expense                           (2,713)     (1,333)     (1,186)     (1,260)     (1,355)     (1,393)       (9,240)
     Standby loan prepayment fee                    --     (29,344)     29,344          --          --          --             0
     Reorganization costs                          (33)       (114)    (53,309)       (490)       (166)       (417)      (54,529)
     Litigation Settlement                          --          --          --          --          --       2,832         2,832
                                              --------    --------    --------    --------    --------    --------    ----------

                                                (2,729)    (30,588)    (25,151)     (1,738)     (1,528)      1,018       (60,716)
                                              --------    --------    --------    --------    --------    --------    ----------

EARNINGS (LOSS) BEFORE TAXES
     AND EXTRAORDINARY ITEMS                    (2,556)    (20,160)    (36,931)        406         939       3,272       (55,030)
                                              --------    --------    --------    --------    --------    --------    ----------
INCOME TAX EXPENSE (BENEFIT)
     Current                                        --          --          --          --          --          --             0
     Deferred                                       --          --          --          --          --          --             0
                                              --------    --------    --------    --------    --------    --------    ----------
                                                     0           0           0           0           0           0             0
                                              --------    --------    --------    --------    --------    --------    ----------

EARNINGS (LOSS)                                 (2,556)    (20,160)    (36,931)        406         939       3,272       (55,030)
                                              --------    --------    --------    --------    --------    --------    ----------

EXTRAORDINARY ITEMS
     Gain on extinguishment on indebtedness         --          --          --          --                                    --
                                              --------    --------    --------    --------    --------    --------    ----------

NET EARNINGS (LOSS)                           $ (2,556)   $(20,160)   $(36,931)   $    406    $    939    $  3,272    $  (55,030)
                                              ========    ========    ========    ========    ========    ========    ==========

BASIC EARNINGS PER SHARE**                    $  (0.14)   $  (1.08)   $  (1.97)   $   0.02    $   0.05    $   0.17    $    (2.94)


CASH FLOW FROM OPERATIONS                     $    846    $    561    $    498    $  1,910    $  2,551    $  4,511    $   10,877

CASH FLOW PER SHARE**                         $   0.05    $   0.03    $   0.03    $   0.07    $   0.10    $   0.18    $     0.42

(a) January 2002 is a prepetition period

*  BOE means barrel of oil equivalent,
   assuming a ratio of 6 mcf to one
   barrel

** Common shares                                18,714      18,714      18,714      18,714      18,714      18,714        18,714






                                                                          PAGE 1
COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION
STATEMENTS OF EARNINGS -- BOE                          MONTHLY OPERATING REPORT
JUNE 30, 2002                                          ACCRUAL BASIS - 2
                                                       PAGE 2 OF 3


                                                                                                                      YEAR-TO-DATE
                                       JAN 02(a)      FEB 02        MAR 02      APR 02        MAY 02       JUNE 02     6/30/02(a)
                                       ---------    ----------    ---------    ---------    ----------    ---------    ----------
PRODUCTION/PRICES
     Oil (Bbls/day)                        9,103         9,348        9,115        9,052         9,638        9,210        9,244
     Gas (Mcf/day)                         4,085         4,375        3,986        4,157         3,924        4,013        4,085
     BOE/day                               9,783        10,077        9,779        9,745        10,292        9,879        9,925
     Average Oil Price                 $   14.93    $    16.01    $   19.72    $   21.68    $    22.30    $   20.90    $   19.30
     Average Gas Price                 $    2.65    $     2.06    $    2.48    $    3.22    $     3.27    $    3.26    $    2.82
     Average BOE Price                 $   15.00    $    15.74    $   19.39    $   21.51    $    22.13    $   20.81    $   19.14

OPERATING REVENUES
     Oil and gas production                15.00         15.74        19.39        21.52         22.12        20.81        19.14
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

     Total operating revenues              15.00         15.74        19.39        21.52         22.12        20.81        19.14
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

OPERATING EXPENSES
     Oil and gas production                 7.21          7.31         6.92         6.92          6.74         6.90         6.99
     Taxes on oil & gas production          0.92          0.93         1.15         1.28          1.30         1.21         1.13
     General & administrative               2.12          1.74         0.75         0.88          0.95         0.87         1.21
     Depletion and depreciation             5.01          5.16         5.08         5.08          5.07         5.08         5.08
     (Gain) loss on derivative             (0.83)       (36.35)       44.35         0.04          0.33        (0.85)        1.56
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

     Total operating expenses              14.43        (21.22)       58.25        14.18         14.39        13.21        15.98
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

OPERATING INCOME                            0.57         36.96       (38.86)        7.33          7.73         7.61         3.17

OTHER INCOME & EXPENSES
     Equity loss in subsidiaries            0.00          0.71         0.00         0.00          0.00        (0.01)        0.11
     Interest and other income              0.06          0.01         0.00         0.04         (0.02)        0.00         0.01
     Interest expense                      (8.95)        (4.72)       (3.91)       (4.31)        (4.25)       (4.70)       (5.14)
     Standby loan prepayment fee            0.00       (104.00)       96.80         0.00          0.00         0.00         0.00
     Reorganization costs                  (0.11)        (0.40)     (175.85)       (1.68)        (0.52)       (1.41)      (30.35)
     Litigation Settlement                  0.00          0.00         0.00         0.00          0.00         9.56         1.58
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------
                                           (9.00)      (108.41)      (82.97)       (5.94)        (4.79)        3.43       (33.80)
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

EARNINGS (LOSS) BEFORE TAXES
   AND EXTRAORDINARY ITEMS                 (8.43)       (71.45)     (121.82)        1.39          2.94        11.04       (30.63)
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

INCOME TAX EXPENSE (BENEFIT)
     Current                                0.00          0.00         0.00         0.00          0.00         0.00         0.00
     Deferred                               0.00          0.00         0.00         0.00          0.00         0.00         0.00
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------
                                            0.00          0.00         0.00         0.00          0.00         0.00         0.00
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

EARNINGS (LOSS) BEFORE EXTRAORDINARY       (8.43)       (71.45)     (121.82)        1.39          2.94        11.04       (30.63)

EXTRAORDINARY ITEMS
     Gain on extinguishment on
       indebtedness                         0.00          0.00         0.00         0.00          0.00         0.00         0.00
                                       ---------    ----------    ---------    ---------    ----------    ---------    ---------

NET EARNINGS (LOSS)                    $   (8.43)   $   (71.45)   $ (121.82)   $    1.39    $     2.94    $   11.04    $  (30.63)
                                       =========    ==========    =========    =========    ==========    =========    =========



(a) JANUARY 2002 IS A PREPETITION PERIOD

                                                                          PAGE 2
COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. (CONSOLIDATED)
GENERAL & ADMINISTRATIVE EXPENSE SUMMARY               MONTHLY OPERATING REPORT
JUNE 30, 2002                                          ACCRUAL BASIS - 2
                                                       PAGE 3 OF 3


                                    FEBRUARY        MARCH         APRIL         MAY            JUNE
                                    ---------     ---------     ---------     ---------     ---------

Salaries                     (a)    $     420     $     424     $     415     $     416     $     422
Employee Benefits            (b)          226           157           107           153           203
Employee Related Costs       (c)          (19)            9            (5)           (2)           (6)
Office Related Costs         (d)           98           101           104            95            93
Outside Services             (e)          218           (25)           55            94            41
Miscellaneous                (f)           (0)           19            24            20            21
Insurance - general                        35            35            35            35            35
Data Processing                            10             5            12             3             1
Acquisition Costs            (g)           12            12             0             0             0
Corporate Costs              (h)            4             6            49            12             5
                                    ---------     ---------     ---------     ---------     ---------
Total Costs                             1,004           742           795           825           817
Overhead Allocations         (i)         (236)         (231)         (247)         (241)         (248)
G&A Recoveries               (j)         (605)         (611)         (612)         (603)         (635)
Reclass recoveries to LOE    (k)          327           326           320           323           325
                                    ---------     ---------     ---------     ---------     ---------
Net G&A Expense                           490           227           256           304           258
Reorganization Costs                      114        53,309           490           166           417
                                    ---------     ---------     ---------     ---------     ---------

Total G&A Related Costs             $     604     $  53,536     $     747     $     470     $     676
                                    =========     =========     =========     =========     =========


     Expenses included in the categories are as follows:

          (a)  Salaries

          (b)  Employee benefits and payroll taxes

          (c) Conventions, seminars, travel, entertainment, relocation, and automobiles.

          (d) Office rent, office maintenance, telephones, office supplies, subscriptions, and gifts.

          (e)  Accounting, legal and consulting fees and temporary services.

          (f) Fees, licenses, bank charges, franchise taxes, property taxes and misc write-offs.

          (g) Consulting fees and other incremental costs related to acquisition reviews.

          (h) Director fees and travel expenses, listing fees and shareholder mailings.

          (i) Primarily salaries & employee costs charged through JIBs to LOE for capital work.

          (j)  COPAS billings to wells

          (k) Reclass COPAS billings charged to LOE on operated wells in excess of actual costs related to such operations.

COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC.
BANKRUPTCY CONSOLIDATION                               MONTHLY OPERATING REPORT
STATEMENTS OF CASH FLOW                                ACCRUAL BASIS - 3
JUNE 30, 2002


                                                   JAN 02(a)    FEB 02    MARCH 02   APRIL 02    MAY 02     JUNE 02     YTD
                                                   ---------   --------   --------   --------   --------   --------   --------
CASH FLOWS FROM OPERATIONS
    Net earnings (loss)                             $ (2,556)  $(20,160)  $(36,931)  $    406   $    939   $  3,272   $(55,030)
    Adjustments to reconcile net earnings (loss)                                                                      $      0
     to net cash provided by operating activities:                                                                    $      0
       Equity in loss of subsidiaries                     --       (200)        --         --         --          4   $   (196)
       Depletion and depreciation                      1,519      1,455      1,539      1,484      1,617      1,505   $  9,119
       Standby loan interest                           1,330        224         --         26         --         --   $  1,580
       Standby loan prepayment fee                        --     29,344         --         --         --         --   $ 29,344
       Gain on standby loan embedded derivative           --    (10,232)        --         --         --         --   $(10,232)
       Write off of debt issuance costs                   --         --     22,583         --         --         --   $ 22,583
       Write off of debt discount                         --         --     10,744         --         --         --   $ 10,744
       Loss on derivatives                                --         --      2,525         --         --       (266)  $  2,259
       Other items                                       553        130         37         (5)        (5)        (4)       706
                                                    --------   --------   --------   --------   --------   --------   --------
    Cash Flow from Opers before W/C Changes              846        561        497      1,911      2,551      4,511     10,877

    Changes in operating assets and liabilities:
       Accounts receivable and other assets              295        317       (844)      (560)      (892)    (2,323)    (4,007)
       Cash in escrow                                     --         --         --         (1)        --         --         (1)
       Accounts payable, principally trade              (619)     1,229      1,070        212       (151)     1,210      2,951
       Accounts pay and other accr liabs                  --      1,137      1,048       (329)      (169)       (66)     1,621
       Accrued interest                                   --     (1,486)       353        320        (76)       318       (571)
                                                    --------   --------   --------   --------   --------   --------   --------
Net cash provided (used) by operating activities         522      1,758      2,124      1,553      1,263      3,650     10,870
                                                    --------   --------   --------   --------   --------   --------   --------


CASH FLOWS FROM INVESTING
    Property and equipment                              (974)      (759)      (673)    (1,056)    (1,084)    (1,031)    (5,577)
    Changes in accts pay and accrued liabilities
      related to exploration and development              98       (304)       181        317        209       (243)       258
    Advances to unconsolidated subsidiaries               --        (13)        --          1          1         --        (11)
                                                    --------   --------   --------   --------   --------   --------   --------
Net cash provided (used) by investing activities        (876)    (1,076)      (492)      (738)      (874)    (1,274)    (5,330)
                                                    --------   --------   --------   --------   --------   --------   --------

CASH FLOWS FROM FINANCING
    Increase in long term debt                            --         --         --         --         --         --          0
    Repayment of long term debt                       (1,057)        --         --       (224)        --     (1,094)    (2,375)
    Debt issuance costs                                   --         --         --         --         --         --          0
    Debt extinguishment costs                             --         --         --         --         --         --          0
                                                    --------   --------   --------   --------   --------   --------   --------
Net cash provided (used) by financing activities      (1,057)         0          0       (224)         0     (1,094)    (2,375)
                                                    --------   --------   --------   --------   --------   --------   --------


NET INCREASE (DECREASE) IN CASH                       (1,411)       682      1,632        591        389      1,282      3,165

CASH AND CASH EQUIVS-BEGINNING                         9,752      8,341      9,023     10,655     11,246     11,635      9,752
                                                    --------   --------   --------   --------   --------   --------   --------

CASH AND CASH EQUIVS-ENDING                         $  8,341   $  9,023   $ 10,655   $ 11,246   $ 11,635   $ 12,917   $ 12,917
                                                    ========   ========   ========   ========   ========   ========   ========


(a) JANUARY 2002 IS A PREPETITION PERIOD


COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                               PAGE 1 OF 2
ACCOUNTS RECEIVABLE ANALYSIS


                                  SOFA            FEB 02         MARCH 02        APRIL 02         MAY 02          JUNE 02
                                -----------     -----------     -----------     -----------     -----------     -----------
JIB RECEIVABLES

 0 - 30 days                    $     1,101     $       956     $       525     $     1,089     $       642     $     1,181
 31 - 60 days                            79              80             589              (3)            643              25
 61 - 90 days                            29              39              43             214              (0)            245
 Over 90 days                           951             936             853             831             836             790
                                -----------     -----------     -----------     -----------     -----------     -----------
Total Accounts Receivable       $     2,161     $     2,011     $     2,010     $     2,132     $     2,121     $     2,242
                                ===========     ===========     ===========     ===========     ===========     ===========


SUMMARY OF RECEIVABLES

Accrued revenue                 $     5,428     $     5,465     $     6,533     $     6,873     $     7,826     $     7,231
JIB receivables                       2,161           2,011           2,010           2,132           2,121           2,242
Employee/officer receivables              1               1               1               2               0               4
Other receivables                       375             224              61             264             262           3,101
                                -----------     -----------     -----------     -----------     -----------     -----------
Total receivables                     7,965           7,701           8,605           9,271          10,208          12,578
Allowance for doubtful accts           (470)           (470)           (470)           (470)           (470)           (470)
                                -----------     -----------     -----------     -----------     -----------     -----------
Receivables net of allowance    $     7,495     $     7,231     $     8,135     $     8,801     $     9,738     $    12,108
                                ===========     ===========     ===========     ===========     ===========     ===========




COHO ENERGY CASE NO. 02-31189-HCA-11

COHO ENERGY, INC. AND SUBSIDIARIES                     MONTHLY OPERATING REPORT
BANKRUPTCY CONSOLIDATION                               ACCRUAL BASIS - 4
(IN 000S, EXCEPT RATIOS)                               PAGE 2 OF 2
ACCOUNTS PAYABLE ANALYSIS


                                        FEB 02         MARCH 02        APRIL 02          MAY 02         JUNE 02
                                      -----------     -----------     -----------     -----------     -----------
ACCOUNTS PAYABLE
 0 - 30 days                          $       232     $       431     $       519     $       300     $     1,439
 31 - 60 days                                         $        21     $        23     $         5     $         5
 Over 60 days                                                         $         7     $        30     $        30
                                      -----------     -----------     -----------     -----------     -----------
                                              232             453             550             334           1,475
Prepetition                                 2,618           3,700           3,744           3,728           3,667
                                      -----------     -----------     -----------     -----------     -----------
Total Accounts Payable                $     2,851     $     4,152     $     4,294     $     4,063     $     5,142
                                      ===========     ===========     ===========     ===========     ===========


INCOME TAXES PAYABLE
PREPETITION
Federal income
State income
                                      -----------     -----------     -----------     -----------     -----------
Total Taxes Payable                   $         0     $         0     $         0     $         0     $         0
                                      ===========     ===========     ===========     ===========     ===========

SUMMARY OF LIABILITIES
POSTPETITION
Accrued interest                      $       681     $     1,034     $     1,354     $     1,278     $     1,596
                                      -----------     -----------     -----------     -----------     -----------
                                      $       681     $     1,034     $     1,354     $     1,278     $     1,596
                                      -----------     -----------     -----------     -----------     -----------

Accounts payable                      $       232     $       453     $       550     $       334     $     1,475
Miscellaneous payables                          0               3               2               2              (1)
Revenues payable                              252             269             322             406             599
A/P sales & use tax                   $         1     $         3     $         0     $         1     $         2
                                      -----------     -----------     -----------     -----------     -----------
A/P Trade                             $       485     $       728     $       874     $       744     $     2,075
                                      -----------     -----------     -----------     -----------     -----------

Accrued reorganization costs          $       129     $       887     $     1,121     $     1,347     $     1,279
Accrued operating costs               $     1,314     $     1,738     $     1,708     $     1,565     $     1,542
Accrued drilling costs                $       556     $       719     $     1,140     $     1,370     $     1,126
Accrued franchise taxes               $        14     $        30     $        47     $        64     $        80
Accrued environmental                 $        50     $        50     $        50     $        50     $        50
Other accrued liabilities             $       495     $     1,236     $       336     $       302     $       305
                                      -----------     -----------     -----------     -----------     -----------
Accrued liabilities and other         $     2,559     $     4,661     $     4,402     $     4,697     $     4,383
                                      -----------     -----------     -----------     -----------     -----------

Accrued unrealized derivatives        $       165     $       506     $       506     $       506     $       834
                                      -----------     -----------     -----------     -----------     -----------
                                      $       165     $       506     $       506     $       506     $       834
                                      -----------     -----------     -----------     -----------     -----------

Total Postpetition                          3,890           6,929           7,136           7,225           8,888
                                      -----------     -----------     -----------     -----------     -----------

PREPETITION

Income taxes payable
Accounts payable                            2,618           3,700           3,744           3,728           3,667
Miscellaneous payables                          8               8               8               8               8
Revenues payable                            2,301           2,046           2,068           2,062           2,003
A/P sales & use tax                             1               1               1               1               1
                                      -----------     -----------     -----------     -----------     -----------
A/P Trade                                   4,928           5,755           5,821           5,800           5,679
                                      -----------     -----------     -----------     -----------     -----------

Accrued LA penalties & int
Accrued operating costs                       594              33               5
Accrued drilling costs                        432             125              22
Accrued franchise taxes                       190             190             190             190             190
Accrued vacation                              105             105             105             105             105
Accrued contract obligations
Accrued sale tax due Amoco
Accrued environmental costs                   175             175             175             175             175
Other accrued liabilities                      90              80             451             217             218
                                      -----------     -----------     -----------     -----------     -----------
Accrued liabilities and other               1,588             709             949             687             688

                                      -----------     -----------     -----------     -----------     -----------
Total prepetition                           6,516           6,464           6,770           6,487           6,368
                                      -----------     -----------     -----------     -----------     -----------
Total liabilities                     $    10,406     $    13,393     $    13,906     $    13,712     $    15,255
                                      ===========     ===========     ===========     ===========     ===========


LONG TERM DEBT

   Chase revolving credit facility        195,000         195,000         194,776         194,776         193,682
   Standby loan                       $    82,707     $    93,451     $    93,451     $    93,451     $    93,451
   Standby accrued interest           $     4,984     $     4,984     $     5,010     $     5,010     $     5,010
   Standby prepayment fee             $    29,344     $    29,344     $    29,344     $    29,344     $    29,344
   Derivative liability               $     1,538     $     1,538     $     1,538     $     1,538     $     1,538
   State tax notes and other          $     3,361     $     3,361     $     3,361     $     3,361     $     3,361
   Reclass to current                 $  (316,934)    $  (327,679)    $  (327,482)    $  (327,482)    $  (326,388)
                                      -----------     -----------     -----------     -----------     -----------
      Total Long Term Debt            $         0     $         0     $         0     $         0     $         0
                                      ===========     ===========     ===========     ===========     ===========



COHO ENERGY CASE NO. 02-31189-HCA-11